EXHIBIT 32.1
Ecology Coatings, Inc.
CERTIFICATION PURSUANT TO
19 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Ecology Coatings, Inc. (the “Company”) on Form 10-KSB for the year ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard D. Stromback, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard D. Stromback
Richard D. Stromback
Chief Executive Officer
December 19, 2007
     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ecology Coatings, Inc. and will be retained by Ecology Coatings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.